Supplement dated September 8, 2023, to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”), each dated June 1, 2023, as may be revised or supplemented from time to time, for the following funds:

Natixis Sustainable Future 2015 Fund ®

Natixis Sustainable Future 2020 Fund ®

Natixis Sustainable Future 2025 Fund ®

Natixis Sustainable Future 2030 Fund ®

Natixis Sustainable Future 2035 Fund ®

Natixis Sustainable Future 2040 Fund ®

Natixis Sustainable Future 2045 Fund ®

Natixis Sustainable Future 2050 Fund ®

Natixis Sustainable Future 2055 Fund ®

Natixis Sustainable Future 2060 Fund ®

Natixis Sustainable Future 2065 Fund ®

(each a “Fund”, together the “Funds”)

Effective December 31, 2023, Curt Overway has elected to retire and will no longer serve as a co-portfolio manager of the Funds.

Accordingly, effective December 31, 2023, all references and corresponding disclosure related to Mr. Overway in the Funds’ Summary Prospectuses, Prospectus and SAI will be deleted.

Christopher Sharpe will continue as the lead portfolio manager of the Funds. Mr. Sharpe has served as co-portfolio manager since 2019 and as the lead portfolio manager since 2020. He will continue to work alongside co-portfolio managers Marina Gross and Daniel Price. Ms. Gross and Mr. Price have each served as co-portfolio managers since 2018.